Nationwide Growth Fund Summary Prospectus November 30, 2011

Class/Ticker A NMFAX B NMFBX C GCGRX D MUIGX R2 GGFRX Institutional Service Class NGISX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 8 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 78 of the Statement of Additional Information.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R2 Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	5.00%	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%	None
Other Expenses[1]	0.56%	0.55%	0.55%	0.55%	0.72%	0.80%
Total Annual Fund Operating Expenses	1.41%	2.15%	2.15%	1.15%	1.82%	1.40%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.34%	2.08%	2.08%	1.08%	1.75%	1.33%

1	“Other Expenses” have been restated to reflect a new methodology for the allocation of certain Fund expenses, including those relating to the provision of administration and transfer agency services, effective May 1, 2010.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.12% (“Expense Limitation Agreement”), as well as a separate written contract pursuant to which the Adviser has agreed to waive 0.04% in addition to any amounts it waives pursuant to the Expense Limitation Agreement (“Supplemental Fee Waiver Agreement”). Effective January 1, 2012, both the Expense Limitation Agreement and the Supplemental Fee Waiver Agreement will be replaced by a written amendment to the Expense Limitation Agreement limiting operating expenses to 0.65% until at least February 28, 2013 (“Amended Expense Limitation Agreement”). Under both the Expense Limitation Agreement and the Amended Expense Limitation Agreement, the levels to which operating expenses are limited apply to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. All of these contracts may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser (except for amounts waived under the Supplemental Fee Waiver Agreement), provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative service fees can be found in “Investing with Nationwide Funds” on page 12 of the Prospectus.

SP-GR (11/11)

Summary Prospectus November 30, 2011	1	Nationwide Growth Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$989	$1,295	$2,163
Class B shares	711	966	1,348	2,201
Class C shares	311	666	1,148	2,477
Class D shares	555	792	1,048	1,779
Class R2 shares	178	566	979	2,132
Institutional Service Class shares	135	436	759	1,674

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$211	$666	$1,148	$2,201
Class C shares	211	666	1,148	2,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ending October 31, 2010, the Fund’s portfolio turnover rate was 148.92% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. In selecting stocks, the subadviser generally employs both quantitative techniques (mathematical and statistical methods) and fundamental analysis (qualitative research) to identify companies that appear to have favorable long-term growth potential and the likelihood of positive earnings revisions, along with the financial resources to capitalize on growth opportunities. The subadviser also uses quantitative techniques to construct an overall portfolio in order to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The Fund may engage in active and frequent trading of portfolio securities.

The Fund reviews holdings closely and will typically sell a company’s securities if there is:

—	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
—	a change in valuation (e.g., achieves price target);
—	significant corporate activity (e.g. takeover or merger); or
—	the emergence of more attractive investment opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

—	increase share price volatility and
—	result in additional tax consequences for Fund shareholders.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.nationwide.com/mutualfunds or by calling 800-848-0920.

Summary Prospectus November 30, 2011	2	Nationwide Growth Fund

Annual Total Returns – Class D Shares

(Years Ended December 31,)

Best Quarter:    15.52% – 4th qtr. of 2001

Worst Quarter:    -28.00% – 1st qtr. of 2001

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

The inception dates for the Class C and Class R2 shares are March 1, 2001, and October 1, 2003, respectively. Institutional Service Class shares have not commenced operations as of the date of this Prospectus. Pre-inception historical performance for these classes is based on the previous performance of Class D shares. Performance for these classes has been adjusted to reflect differences in sales charges between classes, but not differing expenses.

Average Annual Total Returns

For the Periods Ended December 31, 2010:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	14.38%	3.23%	-0.93%
Class B shares – Before Taxes	15.44%	3.40%	-1.21%
Class C shares – Before Taxes	19.44%	3.76%	-1.09%
Class D shares – Before Taxes	16.23%	3.82%	-0.49%
Class D shares – After Taxes on Distributions	16.22%	3.79%	-0.51%
Class D shares – After Taxes on Distributions and Sales of Shares	10.57%	3.28%	-0.42%
Class R2 shares – Before Taxes	20.81%	4.15%	-0.42%
Institutional Service Class shares – Before Taxes	21.78%	4.79%	-0.03%
Russell 1000® Growth Index (The Index does not pay sales charges, fees or expenses.)	16.71%	3.75%	0.02%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (the “Adviser”)

Subadviser

Turner Investment Partners, Inc. (“Turner”)

Portfolio Manager

Portfolio Manager	Title	Length of Service
Christopher Baggini, CFA	Senior Portfolio Manager/Global Security Analyst, Turner	Since June 2010

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, B*, C, D: $2,000
Institutional Service Class: $50,000
Class R2: no minimum
Automatic Asset Accumulation Plan (Classes A, B*, C, D): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, B*, C, D: $100
Class R2, Institutional Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, B*, C, D): $50
* Class B Shares are closed to new investors.

To Place Orders
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

In general, you can buy or sell (redeem) shares of the Funds by mail or phone on any business day. You can generally pay for shares by check or wire.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus November 30, 2011	3	Nationwide Growth Fund

THIS PAGE INTENTIONALLY LEFT BLANK.

Summary Prospectus November 30, 2011	4	Nationwide Growth Fund